2nd QUARTER 2020 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended June 30, 2020 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of June 30, 2020, ROIC owned 88 shopping centers encompassing approximately 10.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended June 30, 2020 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data Property Portfolio ………………………………………………….……………………………………………………………… 10 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 13 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 14 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 15 Leasing Summary ………………………………………………………..…................................................................................ 16 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 17 Leased vs. Billed Summary …………………………...………….……………………..…......................................................... 18 COVID-19 Status of Tenants ………………………...………………………………..…............................................................ 19 Investor Information …………………………………………………………..…………………………………………………… 20 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended June 30, 2020 (unaudited, dollars in thousands, except par values and share amounts) 06/30/20 12/31/19 ASSETS: Real Estate Investments: Land $ 881,657 $ 879,540 Building and improvements 2,262,445 2,252,301 3,144,102 3,131,841 Less: accumulated depreciation 425,009 390,916 2,719,093 2,740,925 Mortgage note receivable 5,000 13,000 Real Estate Investments, net 2,724,093 2,753,925 Cash and cash equivalents 151,372 3,800 Restricted cash 1,686 1,658 Tenant and other receivables, net 52,805 45,821 Acquired lease intangible assets, net 55,419 59,701 Prepaid expenses 1,642 3,169 Deferred charges, net 25,410 27,652 Other assets 17,706 18,031 TOTAL ASSETS $ 3,030,133 $ 2,913,757 LIABILITIES: Term loan $ 298,495 $ 298,330 Credit facility 230,633 80,743 Senior Notes 943,564 942,850 Mortgage notes payable 87,020 87,523 Acquired lease intangible liabilities, net 136,889 144,757 Accounts payable and accrued expenses 12,333 17,562 Tenants' security deposits 6,970 7,177 Other liabilities 47,408 42,987 TOTAL LIABILITIES 1,763,312 1,621,929 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 12 Additional paid-in capital 1,488,780 1,481,466 Dividends in excess of earnings (304,678) (297,998) Accumulated other comprehensive loss (11,648) (4,132) Total Retail Opportunity Investments Corp. stockholders' equity 1,172,466 1,179,348 Non-controlling interests 94,355 112,480 TOTAL EQUITY 1,266,821 1,291,828 TOTAL LIABILITIES AND EQUITY $ 3,030,133 $ 2,913,757 The Company's Form 10-Q for the quarter ended June 30, 2020, and Form 10-K for the year ended December 31, 2019 should be read in conjunction with the above information. - 4 -

Supplemental Disclosure Income Statements Quarter Ended June 30, 2020 (unaudited, in thousands, except per share amounts) Three Months Ended Six Month Ended 06/30/20 06/30/19 06/30/20 06/30/19 REVENUES: Rental revenue (1) $ 65,734 $ 71,821 $ 139,931 $ 147,188 Other income 818 1,109 1,493 1,795 TOTAL REVENUES 66,552 72,930 141,424 148,983 OPERATING EXPENSES: Property operating 9,286 10,710 19,890 21,771 Property taxes 8,766 7,832 16,755 16,070 Depreciation and amortization 24,114 24,443 48,392 49,204 General and administrative expenses 3,929 4,950 7,873 9,226 Other expense 296 1,224 360 1,317 TOTAL OPERATING EXPENSES 46,391 49,159 93,270 97,588 Gain on sale of real estate - 180 - 2,818 OPERATING INCOME 20,161 23,951 48,154 54,213 NON-OPERATING EXPENSES: Interest expense and other finance expenses (15,125) (15,605) (29,982) (31,284) NET INCOME 5,036 8,346 18,172 22,929 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (389) (761) (1,523) (2,094) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. $ 4,647 $ 7,585 $ 16,649 $ 20,835 NET INCOME PER COMMON SHARE - BASIC $ 0.04 $ 0.07 $ 0.14 $ 0.18 NET INCOME PER COMMON SHARE - DILUTED $ 0.04 $ 0.07 $ 0.14 $ 0.18 Weighted average common shares outstanding - basic 116,374 113,681 116,172 113,681 Weighted average common shares outstanding - diluted 126,548 125,458 126,879 125,458 (1) RENTAL REVENUE Base rents $ 51,848 $ 51,548 $ 103,954 $ 102,826 Recoveries from tenants 16,941 16,674 34,358 33,972 Straight-line rent 319 546 230 1,726 Amortization of above- and below-market rent 2,522 3,460 8,000 9,938 Bad debt (5,896) (407) (6,611) (1,274) TOTAL RENTAL REVENUE $ 65,734 $ 71,821 $ 139,931 $ 147,188 The Company's Form 10-Q for the quarters ended June 30, 2020 and June 30, 2019 should be read in conjunction with the above information. - 5 -

Supplemental Disclosure Funds From Operations Quarter Ended June 30, 2020 (unaudited, in thousands, except per share amounts) Three Months Ended Six Month Ended 06/30/20 06/30/19 06/30/20 06/30/19 Funds from Operations (FFO) (1) : Net income attributable to ROIC common stockholders $ 4,647 $ 7,585 $ 16,649 $ 20,835 Plus: Depreciation and amortization expense 24,114 24,443 48,392 49,204 Less: Gain on sale of real estate - (180) - (2,818) FUNDS FROM OPERATIONS - BASIC 28,761 31,848 65,041 67,221 Net income attributable to non-controlling interests 389 761 1,523 2,094 FUNDS FROM OPERATIONS - DILUTED $ 29,150 $ 32,609 $ 66,564 $ 69,315 FUNDS FROM OPERATIONS PER SHARE - BASIC $ 0.25 $ 0.28 $ 0.56 $ 0.59 FUNDS FROM OPERATIONS PER SHARE - DILUTED $ 0.23 $ 0.26 $ 0.52 $ 0.55 Weighted average common shares outstanding - basic 116,374 113,681 116,172 113,681 Weighted average common shares outstanding - diluted 126,548 125,458 126,879 125,458 Common dividends per share $ - $ 0.1970 $ 0.2000 $ 0.3940 FFO Payout Ratio - 75.8% 38.5% 71.6% Additional Disclosures: Non Cash Expense (Income) Straight line rent $ (319) $ (546) $ (230) $ (1,726) Above/below market rent amortization, net (2,522) (3,460) (8,000) (9,938) Non-cash interest expense 73 76 146 377 Deferred financing costs and mortgage premiums, net 529 518 1,055 1,033 Stock based compensation 2,168 2,239 4,024 3,890 Capital Expenditures Tenant improvements $ 4,836 $ 5,671 $ 10,712 $ 10,697 Leasing commissions 200 183 698 501 Building improvements 214 499 443 332 Reimbursable property improvements 549 443 936 1,205 Pad and other development 1,296 729 4,202 2,322 Value enhancing tenant improvements 966 1,228 3,045 3,485 (1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The above does not purport to disclose all items required under GAAP. - 6 -

Supplemental Disclosure Summary of Debt Outstanding Quarter Ended June 30, 2020 (unaudited, dollars in thousands) Outstanding GAAP Maturity Percent of Balance Interest Rate Interest Rate Date Total Indebtedness Fixed Rate Debt Mortgage Debt: Casitas Plaza Shopping Center $ 6,919 5.32% 4.20% 06/01/22 0.4% Riverstone Marketplace 17,454 4.96% 3.80% 07/01/22 1.1% Fullerton Crossroads 26,000 4.73% 3.82% 04/06/24 1.7% Diamond Hills Plaza 35,500 3.55% 3.61% 10/01/25 2.3% Net unamortized premiums/deferred financing charges 1,147 Total Mortgage Debt 87,020 4.34% 3.76% 3.9 Years (WA) 5.5% Unsecured Senior Notes: Senior Notes Due 2023 250,000 5.00% 5.21% 12/15/23 15.9% Senior Notes Due 2024 250,000 4.00% 4.21% 12/15/24 15.9% Senior Notes Due 2026 200,000 3.95% 3.95% 09/22/26 12.7% Senior Notes Due 2027 250,000 4.19% 4.19% 12/15/27 15.9% Net unamortized discounts/deferred financing charges (6,436) Total Unsecured Senior Notes 943,564 4.30% 4.41% 5.4 Years (WA) 60.4% Term Loan: Interest rate swaps 100,000 3.59% 3.59% 8/31/2022 6.5% Interest rate swaps 200,000 2.74% 2.74% 8/31/2022 12.7% Total Term Loan 300,000 3.02% 3.02% 19.2% Total Fixed Rate Debt 1,330,584 4.02% 4.06% 5.2 Years (WA) 85.1% Variable Rate Debt Credit Facility 233,500 1.08% 1.08% 02/20/24 (1) 14.9% Net unamortized deferred financing charges (2,867) Credit Facility, net 230,633 Term Loan 300,000 01/20/25 Net unamortized deferred financing charges (1,505) Term Loan, net 298,495 Interest rate swaps - Term loan (300,000) Total Variable Rate Debt 229,128 1.08% 1.08% 4.2 Years (WA) 14.9% TOTAL DEBT $ 1,559,712 3.58% 3.62% 4.9 Years (WA) 100.0% Net unamortized premiums on mortgages (1,353) Net unamortized discounts on notes 3,432 Net unamortized deferred financing charges 7,582 Total Principal Debt $ 1,569,373 (1) Does not include extension options available to ROIC. - 7 -

Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended June 30, 2020 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2020 $ 293 $ - $ - $ - $ - $ 293 0.0% 2021 717 - - - - 717 0.0% 2022 1,003 23,129 - - - 24,132 1.5% 2023 686 - - - 250,000 250,686 16.0% 2024 708 26,000 233,500 (1) - 250,000 510,208 32.6% 2025 550 32,787 - 300,000 - 333,337 21.3% 2026 - - - - 200,000 200,000 12.7% 2027 - - - - 250,000 250,000 15.9% 2028 - - - - - - 0.0% $ 3,957 $ 81,916 $ 233,500 $ 300,000 $ 950,000 $ 1,569,373 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 84 9,508,893 94.5% Encumbered properties 4 552,471 5.5% 88 10,061,364 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,483,500 94.5% Secured principal debt 85,873 5.5% Total Principal Debt $ 1,569,373 100.0% (1) Does not include extension options available to ROIC. - 8 -

Supplemental Disclosure Selected Financial Analysis Quarter Ended June 30, 2020 (unaudited, in thousands, except per share amounts) 06/30/20 03/31/20 12/31/19 09/30/19 06/30/19 Debt coverage ratios, three months ending: Interest coverage ratio (EBITDA/interest expense) 3.0x 3.5x 3.4x 3.2x 3.1x Debt service coverage (EBITDA/(interest expense + scheduled principal payments)) 2.9x 3.5x 3.3x 3.2x 3.1x Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA 7.9x 7.0x 7.0x 7.2x 7.5x Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA 7.2x 7.1x 7.0x 7.0x 7.2x Debt/book value ratios, at period end: Total principal debt/total book assets 51.8% 50.3% 48.7% 48.7% 50.1% Total principal debt/undepreciated book value 45.4% 44.2% 43.0% 43.2% 44.7% Secured principal debt/undepreciated book value 2.5% 2.6% 2.6% 2.6% 2.6% Market capitalization calculations, at period end: Common shares outstanding 116,962 115,440 115,871 114,700 113,681 Operating partnership units (OP units) outstanding 9,413 10,934 11,051 11,227 11,407 Common stock price per share $ 11.33 $ 8.29 $ 17.66 $ 18.23 $ 17.13 Total equity market capitalization $ 1,431,828 $ 1,047,648 $ 2,241,442 $ 2,295,641 $ 2,142,752 Total principal debt 1,569,373 1,489,515 1,420,157 1,428,298 1,487,435 TOTAL MARKET CAPITALIZATION $ 3,001,201 $ 2,537,163 $ 3,661,599 $ 3,723,939 $ 3,630,187 Unsecured Senior Notes Financial Covenants: (1) Total debt to total assets not to exceed 60% 48.1% 46.9% 45.4% 45.8% 46.5% Total secured debt to total assets not to exceed 40% 2.6% 2.7% 2.8% 2.8% 2.8% Total unencumbered assets to total unsecured debt not to be less than 150% 207.7% 213.5% 221.2% 219.0% 215.5% Consolidated income available for debt service to interest expense not to be less than 1.5:1 3.3x 3.3x 3.3x 3.3x 3.3x (1) Calculated in accordance with GAAP pursuant to underlying bond indentures. - 9 -

Supplemental Disclosure Property Portfolio Quarter Ended June 30, 2020 (dollars in thousands) Date Owned % Southern California City State Acquired GLA Leased ABR (1) Major Tenants Los Angeles metro area Paramount Plaza * Paramount CA 12/22/09 95,062 98.0% $ 1,863 Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy Claremont Promenade * Claremont CA 09/23/10 92,297 98.8% 2,475 Super King Supermarket Gateway Village * Chino Hills CA 12/17/10 96,959 96.7% 2,979 Sprouts Market Seabridge Marketplace * Oxnard CA 05/31/12 98,348 95.3% 1,859 Safeway (Vons) Supermarket Glendora Shopping Center * Glendora CA 08/01/12 106,535 95.9% 1,355 Albertson's Supermarket Redondo Beach Plaza * Redondo Beach CA 12/28/12 110,509 100.0% 2,341 Safeway (Vons) Supermarket, Petco Diamond Bar Town Center * Diamond Bar CA 02/01/13 100,342 97.4% 2,283 Walmart Neighborhood Market, Crunch Fitness Diamond Hills Plaza * Diamond Bar CA 04/22/13 139,505 97.2% 3,871 H-Mart Supermarket Plaza de la Cañada * La Cañada Flintridge CA 12/13/13 100,425 100.0% 2,670 Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy Fallbrook Shopping Center * Los Angeles CA 06/13/14 755,299 99.8% 12,748 Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket(2), TJ Maxx Moorpark Town Center * Moorpark CA 12/03/14 133,547 93.5% 2,005 Kroger (Ralph's) Supermarket, CVS Pharmacy Ontario Plaza * Ontario CA 01/06/15 150,149 94.4% 2,309 El Super Supermarket, Rite Aid Pharmacy Park Oaks Shopping Center * Thousand Oaks CA 01/06/15 110,092 88.4% 2,491 Safeway (Vons) Supermarket, Dollar Tree Warner Plaza * Woodland Hills CA 12/31/15 110,918 90.5% 4,260 Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2) Magnolia Shopping Center * Santa Barbara CA 03/10/16 116,360 84.7% 2,074 Kroger (Ralph's) Supermarket Casitas Plaza Shopping Center * Carpinteria CA 03/10/16 105,118 96.9% 1,781 Albertson's Supermarket, CVS Pharmacy Bouquet Center * Santa Clarita CA 04/28/16 148,903 93.8% 3,141 Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less North Ranch Shopping Center * Westlake Village CA 06/01/16 146,448 93.7% 4,952 Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco The Knolls * Long Beach CA 10/03/16 52,021 95.2% 1,268 Trader Joe's, Pet Food Express The Terraces * Rancho Palos Verdes CA 03/17/17 172,922 93.5% 3,504 Trader Joe's, Marshall's, LA Fitness Los Angeles metro area total 2,941,759 96.0% $ 62,229 Orange County metro area Santa Ana Downtown Plaza * Santa Ana CA 01/26/10 105,536 96.0% $ 2,222 Kroger (Food 4 Less) Supermarket, Marshall's Sycamore Creek * Corona CA 09/30/10 74,198 100.0% 1,898 Safeway (Vons) Supermarket, CVS Pharmacy (2) Desert Springs Marketplace * Palm Desert CA 02/17/11 113,718 97.7% 2,914 Kroger (Ralph's) Supermarket, Rite Aid Pharmacy Cypress Center West * Cypress CA 12/04/12 107,246 95.5% 2,026 Kroger (Ralph's) Supermarket, Rite Aid Pharmacy Harbor Place Center * Garden Grove CA 12/28/12 119,821 98.8% 1,816 AA Supermarket, Ross Dress For Less 5 Points Plaza * Huntington Beach CA 09/27/13 160,536 92.5% 4,527 Trader Joe's Peninsula Marketplace * Huntington Beach CA 10/15/13 95,416 100.0% 2,477 Kroger (Ralph's) Supermarket, Planet Fitness Fullerton Crossroads * Fullerton CA 10/11/17 219,785 97.6% 3,411 Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts The Village at Nellie Gail Ranch * Laguna Hills CA 11/30/17 89,041 96.9% 2,987 Smart & Final Extra Supermarket Orange Country metro area total 1,085,297 96.9% $ 24,278 San Diego metro area Marketplace Del Rio * Oceanside CA 01/03/11 183,787 82.8% $ 3,093 Stater Brothers Supermarket, Walgreens Renaissance Towne Centre * San Diego CA 08/03/11 53,272 100.0% 2,701 CVS Pharmacy Euclid Plaza * San Diego CA 03/29/12 77,044 100.0% 1,502 Vallarta Supermarket, Walgreens Bay Plaza * San Diego CA 10/05/12 73,324 97.2% 2,053 Seafood City Supermarket Bernardo Heights Plaza * Rancho Bernardo CA 02/06/13 37,729 100.0% 946 Sprouts Market Hawthorne Crossings * San Diego CA 06/27/13 141,288 96.0% 3,208 Mitsuwa Supermarket, Ross Dress For Less, Staples Creekside Plaza * Poway CA 02/28/14 131,252 95.4% 3,088 Stater Brothers Supermarket, AMC Theatres San Diego metro area total 697,696 93.5% $ 16,591 Southern California Totals 4,724,752 95.9% $ 103,098 (1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. (2) These retailers are not tenants of ROIC. *Denotes properties in same center pool for 2Q 2020. - 10 -

Supplemental Disclosure Property Portfolio, continued Quarter Ended June 30, 2020 (dollars in thousands) Date Owned % Northern California City State Acquired GLA Leased ABR (1) Major Tenants San Francisco metro area Pleasant Hill Marketplace * Pleasant Hill CA 04/08/10 69,715 100.0% $ 1,471 Total Wine and More, Buy Buy Baby, Basset Furniture Pinole Vista Shopping Center * Pinole CA 01/06/11 135,962 99.3% 2,840 SaveMart (Lucky) Supermarket, Planet Fitness Country Club Gate Center * Pacific Grove CA 07/08/11 109,331 90.7% 2,124 SaveMart (Lucky) Supermarket, Rite Aid Pharmacy Marlin Cove Shopping Center * Foster City CA 05/04/12 73,943 100.0% 2,454 99 Ranch Market The Village at Novato * Novato CA 07/24/12 20,081 100.0% 560 Trader Joe's, Pharmaca Pharmacy Santa Teresa Village * San Jose CA 11/08/12 127,888 89.5% 2,780 Grocery Outlet Supermarket, Dollar Tree Granada Shopping Center * Livermore CA 06/27/13 69,325 100.0% 1,369 SaveMart (Lucky) Supermarket Country Club Village * San Ramon CA 11/26/13 111,093 98.8% 2,468 Walmart Neighborhood Market, CVS Pharmacy North Park Plaza * San Jose CA 04/30/14 76,697 99.1% 2,540 H-Mart Supermarket Winston Manor * South San Francisco CA 01/07/15 49,852 100.0% 1,785 Grocery Outlet Supermarket Jackson Square * Hayward CA 07/01/15 114,220 100.0% 2,239 Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness Gateway Centre * San Ramon CA 09/01/15 112,553 100.0% 2,750 SaveMart (Lucky) Supermarket, Walgreens Iron Horse Plaza * Danville CA 12/04/15 61,915 100.0% 2,345 Lunardi's Market Monterey Center * Monterey CA 07/14/16 25,626 93.7% 1,021 Trader Joe's, Pharmaca Pharmacy Santa Rosa Southside Shopping Center * Santa Rosa CA 03/24/17 88,535 95.9% 1,577 REI, Cost Plus World Market, DSW Monta Loma Plaza * Mountain View CA 09/19/17 48,078 100.0% 1,539 Safeway Supermarket San Francisco metro area total 1,294,814 97.6% $ 31,862 Sacramento metro area Mills Shopping Center * Rancho Cordova CA 02/17/11 235,514 87.9% $ 2,634 Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree Green Valley Station * Cameron Park CA 06/15/12 52,245 90.9% 994 CVS Pharmacy Sacramento metro area total 287,759 88.4% $ 3,628 Northern California Totals 1,582,573 95.9% $ 35,490 (1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. *Denotes properties in same center pool for 2Q 2020. - 11 -

Supplemental Disclosure Property Portfolio, continued Quarter Ended June 30, 2020 (dollars in thousands) Date Owned % Pacific Northwest City State Acquired GLA Leased ABR (1) Major Tenants Seattle metro area Meridian Valley Plaza * Kent WA 02/01/10 51,597 100.0% $ 856 Kroger (QFC) Supermarket The Market at Lake Stevens * Lake Stevens WA 03/11/10 74,130 100.0% 1,673 Albertson's (Haggen) Supermarket Canyon Park Shopping Center * Bothell WA 07/29/11 123,592 100.0% 2,479 PCC Community Markets, Rite Aid Pharmacy, Petco Hawks Prairie Shopping Center * Lacey WA 09/09/11 157,529 100.0% 1,914 Safeway Supermarket, Dollar Tree, Big Lots The Kress Building * Seattle WA 09/30/11 74,616 100.0% 2,004 IGA Supermarket, TJMaxx Gateway Shopping Center * Marysville WA 02/16/12 104,298 96.1% 2,551 WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less Aurora Square * Shoreline WA 2012/2014 108,558 94.6% 1,754 Central Supermarket, Marshall's Canyon Crossing * Puyallup WA 04/15/13 120,398 100.0% 2,851 Safeway Supermarket Crossroads Shopping Center * Bellevue WA 2010/2013 475,413 98.5% 11,428 Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods Bellevue Marketplace * Bellevue WA 12/10/15 113,758 100.0% 3,401 Asian Family Market Four Corner Square * Maple Valley WA 12/21/15 119,531 100.0% 2,625 Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden Bridle Trails Shopping Center * Kirkland WA 10/17/16 109,800 100.0% 2,366 Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree PCC Community Markets Plaza * Edmonds WA 01/25/17 34,459 100.0% 690 PCC Community Markets Highland Hill Shopping Center * Tacoma WA 05/09/17 163,926 100.0% 2,897 Safeway Supermarket, LA Fitness, Dollar Tree, Petco North Lynnwood Shopping Center * Lynnwood WA 10/19/17 63,606 80.1% 931 Grocery Outlet Supermarket Stadium Center * Tacoma WA 02/23/18 48,888 100.0% 1,033 Thriftway Supermarket Summerwalk Village Lacey WA 12/13/19 58,484 97.9% 808 Walmart Neighborhood Market Seattle metro area total 2,002,583 98.5% $ 42,261 Portland metro area Happy Valley Town Center * Happy Valley OR 07/14/10 138,397 100.0% $ 3,785 New Seasons Supermarket Wilsonville Old Town Square * Wilsonville OR 2010/2012 49,937 100.0% 1,848 Kroger (Fred Meyer) Supermarket (2) Cascade Summit Town Square * West Linn OR 08/20/10 94,934 100.0% 1,819 Safeway Supermarket Heritage Market Center * Vancouver WA 09/23/10 107,468 98.0% 1,717 Safeway Supermarket, Dollar Tree Division Crossing * Portland OR 12/22/10 103,561 100.0% 1,308 Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware Halsey Crossing * Gresham OR 12/22/10 99,428 100.0% 1,403 24 Hour Fitness, Dollar Tree Hillsboro Market Center * Hillsboro OR 11/23/11 156,021 100.0% 2,605 Albertson's Supermarket, Dollar Tree, Ace Hardware Robinwood Shopping Center * West Linn OR 08/23/13 70,831 100.0% 1,079 Walmart Neighborhood Market Tigard Marketplace * Tigard OR 02/18/14 136,889 100.0% 2,078 H-Mart Supermarket, Bi-Mart Wilsonville Town Center * Wilsonville OR 12/11/14 167,829 100.0% 2,894 Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree Tigard Promenade * Tigard OR 07/28/15 88,043 100.0% 1,508 Safeway Supermarket Sunnyside Village Square * Happy Valley OR 07/28/15 92,278 100.0% 1,566 Grocery Outlet Supermarket, Snap Fitness, Ace Hardware Johnson Creek Center * Happy Valley OR 11/09/15 108,588 100.0% 2,277 Trader Joe's, Walgreens, Sportsman's Warehouse Rose City Center * Portland OR 09/15/16 60,680 100.0% 833 Safeway Supermarket Division Center * Portland OR 04/05/17 118,122 100.0% 2,106 Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco Riverstone Marketplace * Vancouver WA 10/11/17 95,774 98.2% 2,176 Kroger (QFC) Supermarket King City Plaza * King City OR 05/18/18 62,676 93.9% 926 Grocery Outlet Supermarket Portland metro area total 1,751,456 99.6% $ 31,928 Pacific Northwest Totals 3,754,039 99.0% $ 74,189 TOTAL SHOPPING CENTERS 10,061,364 97.0% $ 212,777 (1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. (2) These retailers are not tenants of ROIC. *Denotes properties in same center pool for 2Q 2020. - 12 -

Supplemental Disclosure Same-Center Cash Net Operating Income Analysis Quarter Ended June 30, 2020 (unaudited, dollars in thousands) Three Months Ended Six Month Ended 06/30/20 06/30/19 $ Change % Change 06/30/20 06/30/19 $ Change % Change Number of shopping centers included in same-center analysis (1) 87 87 87 87 Same-center occupancy 97.0% 97.9% (0.9)% 97.0% 97.9% (0.9)% REVENUES: Base rents $ 51,497 $ 50,737 $ 760 1.5% $ 103,275 $ 100,955 $ 2,320 2.3% Percentage rent 120 46 74 160.9% 213 133 80 60.2% Recoveries from tenants 16,677 16,421 256 1.6% 33,909 33,188 721 2.2% Other property income 354 846 (492) (58.2)% 682 1,439 (757) (52.6)% Bad debt (5,692) (297) (5,395) 1816.5% (6,177) (902) (5,275) 584.8% TOTAL REVENUES 62,956 67,753 (4,797) (7.1%) 131,902 134,813 (2,911) (2.2%) OPERATING EXPENSES: Property operating expenses 9,839 11,056 (1,217) (11.0%) 20,964 21,883 (919) (4.2%) Property taxes 8,648 7,666 982 12.8% 16,679 15,683 996 6.4% TOTAL OPERATING EXPENSES 18,487 18,722 (235) (1.3%) 37,643 37,566 77 0.2% SAME-CENTER CASH NET OPERATING INCOME $ 44,469 $ 49,031 $ (4,562) (9.3%) $ 94,259 $ 97,247 $ (2,988) (3.1%) SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income $ 20,161 $ 23,951 $ 48,154 $ 54,213 Depreciation and amortization 24,114 24,443 48,392 49,204 General and administrative expenses 3,929 4,950 7,873 9,226 Other expense 296 1,224 360 1,317 Gain on sale of real estate - (180) - (2,818) Straight-line rent (319) (546) (230) (1,726) Amortization of above- and below-market rent (2,522) (3,460) (8,000) (9,938) Property revenues and other expenses (2) (99) 43 (248) 296 TOTAL COMPANY CASH NET OPERATING INCOME 45,560 50,425 96,301 99,774 Non Same-Center Cash NOI (1,091) (1,394) (2,042) (2,527) SAME-CENTER CASH NET OPERATING INCOME $ 44,469 $ 49,031 $ 94,259 $ 97,247 (1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period. (2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. - 13 -

Supplemental Disclosure Top Ten Tenants Quarter Ended June 30, 2020 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.8% $ 11,887 5.6% 2 Kroger Supermarkets 11 483,455 5.0% 7,335 3.4% 3 JP Morgan Chase 21 95,163 1.0% 3,111 1.5% 4 Rite Aid Pharmacy 12 232,586 2.4% 3,080 1.4% 5 SaveMart Supermarkets 4 187,639 1.9% 2,901 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,819 1.3% 7 Trader Joe's 8 96,714 1.0% 2,802 1.3% 8 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 9 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,693 1.3% 10 Grocery Outlet Supermarkets 9 194,443 2.0% 2,662 1.3% Top 10 Tenants Total 101 2,770,661 28.5% $ 42,037 19.8% Other Tenants 1,818 6,987,706 71.5% 170,740 80.2% Total Portfolio 1,919 9,758,367 100.0% $ 212,777 100.0% - 14 -

Supplemental Disclosure Lease Expiration Schedule Quarter Ended June 30, 2020 (dollars in thousands) Anchor Tenants (1) Number of Leased Percent of Total Percent of ABR Leases Expiring (2) GLA Total Leased GLA ABR Total ABR Per Sq. Ft. 2020 1 39,956 0.4% $ 535 0.3% $ 13.40 2021 11 318,254 3.3% 3,621 1.7% 11.38 2022 18 530,799 5.4% 7,098 3.3% 13.37 2023 26 836,758 8.6% 12,757 6.0% 15.25 2024 16 595,384 6.1% 9,669 4.5% 16.24 2025 20 684,653 7.0% 9,049 4.2% 13.22 2026 12 443,294 4.5% 6,218 2.9% 14.03 2027 6 123,082 1.3% 1,781 0.8% 14.47 2028 14 514,446 5.3% 9,360 4.4% 18.19 2029 10 354,143 3.6% 5,472 2.6% 15.45 2030+ 27 996,783 10.2% 15,226 7.2% 15.28 161 5,437,552 55.7% $ 80,786 37.9% $ 14.86 Non-Anchor Tenants Number of Leased Percent of Total Percent of ABR Leases Expiring (2) GLA Total Leased GLA ABR Total ABR Per Sq. Ft. 2020 114 236,714 2.4% $ 6,966 3.3% $ 29.43 2021 295 586,993 6.0% 17,884 8.4% 30.47 2022 279 613,102 6.3% 18,858 8.9% 30.76 2023 282 639,634 6.6% 20,092 9.4% 31.41 2024 251 597,349 6.1% 18,502 8.7% 30.97 2025 218 559,738 5.7% 16,192 7.6% 28.93 2026 72 221,956 2.3% 6,617 3.1% 29.81 2027 66 210,697 2.2% 6,145 2.9% 29.16 2028 57 183,155 1.9% 6,403 3.0% 34.96 2029 45 144,512 1.5% 4,647 2.2% 32.16 2030+ 79 326,965 3.3% 9,852 4.6% 30.13 1,758 4,320,815 44.3% $ 132,158 62.1% $ 30.59 All Tenants Number of Leased Percent of Total Percent of ABR Leases Expiring (2) GLA Total Leased GLA ABR Total ABR Per Sq. Ft. 2020 115 276,670 2.8% $ 7,501 3.6% $ 27.11 2021 306 905,247 9.3% 21,505 10.1% 23.76 2022 297 1,143,901 11.7% 25,956 12.2% 22.69 2023 308 1,476,392 15.2% 32,849 15.4% 22.25 2024 267 1,192,733 12.2% 28,171 13.2% 23.62 2025 238 1,244,391 12.7% 25,241 11.8% 20.28 2026 84 665,250 6.8% 12,835 6.0% 19.29 2027 72 333,779 3.5% 7,926 3.7% 23.75 2028 71 697,601 7.2% 15,763 7.4% 22.60 2029 55 498,655 5.1% 10,119 4.8% 20.29 2030+ 106 1,323,748 13.5% 25,078 11.8% 18.94 1,919 9,758,367 100.0% $ 212,944 100.0% $ 21.82 (1) Anchor tenants are leases equal to or greater than 15,000 square feet. (2) Does not assume exercise of renewal options. - 15 -

Supplemental Disclosure Leasing Summary Quarter Ended June 30, 2020 For the Three Months Ended June 30, 2020 For the Six Months Ended June 30, 2020 New Leases Non-Anchor Anchor Total Non-Anchor Anchor Total Number of Leases 18 1 19 34 2 36 Gross Leasable Area (sq. ft.) 32,352 21,600 53,952 58,832 74,775 133,607 Initial Base Rent ($/sq. ft.) (1) $ 28.92 $ 14.00 $ 22.95 $ 32.87 $ 13.07 $ 21.79 Tenant Improvements ($/sq. ft.) $ 4.95 $ - $ 2.97 $ 4.31 $ 6.69 $ 5.64 Leasing Commissions ($/sq. ft.) $ 3.63 $ - $ 2.18 $ 3.52 $ - $ 1.55 Weighted Average Lease Term (Yrs.) (2) 7.5 10.8 8.8 7.0 18.3 13.3 Renewals Non-Anchor Anchor Total Non-Anchor Anchor Total Number of Leases 30 2 32 82 6 88 Gross Leasable Area (sq. ft.) 46,206 75,300 121,506 152,165 187,621 339,786 Initial Base Rent ($/sq. ft.) (1) $ 32.39 $ 14.00 $ 21.00 $ 31.17 $ 12.73 $ 20.99 Tenant Improvements ($/sq. ft.) $ - $ - $ - $ 0.39 $ - $ 0.17 Leasing Commissions ($/sq. ft.) $ - $ - $ - $ 0.38 $ - $ 0.17 Weighted Average Lease Term (Yrs.) (2) 4.2 5.0 4.7 4.8 5.0 4.9 Total Non-Anchor Anchor Total Non-Anchor Anchor Total Number of Leases 48 3 51 116 8 124 Gross Leasable Area (sq. ft.) 78,558 96,900 175,458 210,997 262,396 473,393 Initial Base Rent ($/sq. ft.) (1) $ 30.96 $ 14.00 $ 21.60 $ 31.65 $ 12.83 $ 21.22 Tenant Improvements ($/sq. ft.) $ 2.04 $ - $ 0.91 $ 1.48 $ 1.91 $ 1.72 Leasing Commissions ($/sq. ft.) $ 1.49 $ - $ 0.67 $ 1.25 $ - $ 0.56 Weighted Average Lease Term (Yrs.) (2) 5.6 6.3 6.0 5.4 8.8 7.3 (1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. (2) Does not assume exercise of renewal options. - 16 -

Supplemental Disclosure Same-Space Comparative Leasing Summary Quarter Ended June 30, 2020 For the Three Months Ended June 30, 2020 For the Six Months Ended June 30, 2020 New Leases Non-Anchor Anchor Total Non-Anchor Anchor Total Comparative # of Leases 11 1 12 20 2 22 Comparative GLA (sq. ft.) (1) 19,791 21,600 41,391 35,904 74,775 110,679 Prior Base Rent ($/sq. ft.) (2) $ 29.66 $ 14.00 $ 21.49 $ 31.67 $ 10.85 $ 17.60 Initial Base Rent ($/sq. ft.) $ 33.43 $ 14.00 $ 23.29 $ 35.75 $ 13.07 $ 20.42 Percentage Change in Base Rents 12.7% - 8.4% 12.9% 20.4% 16.0% Tenant Improvements ($/sq. ft.) $ 8.08 $ - $ 3.87 $ 5.95 $ 6.69 $ 6.45 Leasing Commissions ($/sq. ft.) $ 3.15 $ - $ 1.51 $ 2.95 $ - $ 0.96 Weighted Average Lease Term (Yrs.) (3) 7.1 10.8 9.0 7.0 18.3 14.6 Renewals Non-Anchor Anchor Total Non-Anchor Anchor Total Comparative # of Leases 30 2 32 82 6 88 Comparative GLA (sq. ft.) 46,206 75,300 121,506 152,165 187,621 339,786 Prior Base Rent ($/sq. ft.) (2) $ 30.41 $ 12.94 $ 19.59 $ 28.62 $ 12.08 $ 19.49 Initial Base Rent ($/sq. ft.) $ 32.39 $ 14.00 $ 21.00 $ 31.17 $ 12.73 $ 20.99 Percentage Change in Base Rents 6.5% 8.2% 7.2% 8.9% 5.4% 7.7% Tenant Improvements ($/sq. ft.) $ - $ - $ - $ 0.39 $ - $ 0.17 Leasing Commissions ($/sq. ft.) $ - $ - $ - $ 0.38 $ - $ 0.17 Weighted Average Lease Term (Yrs.) (3) 4.2 5.0 4.7 4.8 5.0 4.9 Total Non-Anchor Anchor Total Non-Anchor Anchor Total Comparative # of Leases 41 3 44 102 8 110 Comparative GLA (sq. ft.) (1) 65,997 96,900 162,897 188,069 262,396 450,465 Prior Base Rent ($/sq. ft.) (2) $ 30.19 $ 13.18 $ 20.07 $ 29.20 $ 11.73 $ 19.03 Initial Base Rent ($/sq. ft.) $ 32.70 $ 14.00 $ 21.58 $ 32.05 $ 12.83 $ 20.85 Percentage Change in Base Rents 8.3% 6.3% 7.5% 9.7% 9.3% 9.6% Tenant Improvements ($/sq. ft.) $ 2.42 $ - $ 0.98 $ 1.45 $ 1.91 $ 1.72 Leasing Commissions ($/sq. ft.) $ 0.95 $ - $ 0.38 $ 0.87 $ - $ 0.36 Weighted Average Lease Term (Yrs.) (3) 5.1 6.3 5.8 5.2 8.8 7.3 (1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition. (2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed. (3) Does not assume exercise of renewal options. - 17 -

Supplemental Disclosure Leased vs. Billed Summary Quarter Ended June 30, 2020 (dollars in thousands) 06/30/20 03/31/20 12/31/19 09/30/19 % leased at beginning of quarter 97.7% 97.9% 97.7% 97.9% % billed at beginning of quarter 93.9% 94.4% 95.1% 95.3% ABR of new leases signed/not yet commenced - at beginning of quarter $ 7,041 $ 6,482 $ 5,945 $ 6,247 less: ABR of new leases commenced during quarter (844) (954) (1,370) (2,156) less: ABR of new leases dismissed during quarter (865) - - - plus: ABR of new leases signed during quarter 558 1,513 1,907 1,854 ABR of new leases signed/not yet commenced - at end of quarter $ 5,890 $ 7,041 $ 6,482 $ 5,945 % leased at end of quarter 97.0% 97.7% 97.9% 97.7% % billed at end of quarter 94.2% 93.9% 94.4% 95.1% ABR of new leases commenced during quarter - actual cash received $ 183 $ 169 $ 222 $ 247 - 18 -

Supplemental Disclosure COVID-19 IMPACT - Status of Tenant Base Quarter Ended June 30, 2020 as of July 27, 2020 (1) Tenant Type Anchor & Non-Anchor % Open (1) % of Base Rent Paid % Open (1) % of Base Rent Paid by GLA by ABR 2Q20 July by GLA by ABR 2Q20 July Grocery 100.0% 100.0% 98.7% 99.1% Anchors 90.4% 90.1% 89.4% 90.1% Drug Store 99.6% 99.4% 98.7% 97.2% Non-Anchors 85.0% 85.8% 77.5% 81.9% Automotive Supply 99.2% 98.8% 99.8% 99.9% Total 88.0% 87.5% 81.9% 84.9% Electronics 89.5% 88.5% 99.4% 99.8% Off-price 100.0% 100.0% 91.6% 98.9% National, Regional & Local Home Improvement 100.0% 100.0% 99.1% 98.6% % Open (1) % of Base Rent Paid Financial Services 91.9% 91.9% 97.7% 98.5% by GLA by ABR 2Q20 July Sporting Goods 100.0% 100.0% 78.8% 96.2% National 89.7% 89.1% 84.7% 89.5% Pet Supply 100.0% 100.0% 91.9% 92.9% Regional 96.7% 95.2% 81.8% 87.0% Medical & Dental 93.7% 93.6% 84.9% 89.7% Local 80.7% 82.6% 76.5% 75.6% Postal Services 100.0% 100.0% 88.9% 92.9% Total 88.0% 87.5% 81.9% 84.9% Fast Food Restaurants 95.2% 94.6% 86.3% 89.8% Local Services 90.4% 91.3% 83.0% 86.7% Metro Market Wireless 95.2% 95.8% 86.0% 86.0% % Open (1) % of Base Rent Paid Home Decor 96.6% 96.5% 56.9% 88.3% by GLA by ABR 2Q20 July General Retail 96.3% 93.5% 60.2% 78.7% Los Angeles 85.5% 86.4% 81.6% 84.1% Non-retail 82.6% 87.9% 91.2% 73.9% Orange County 91.1% 88.8% 76.5% 79.0% Salons 54.5% 53.4% 55.7% 73.9% San Diego 83.6% 83.0% 85.2% 88.0% Limited Service Restaurants 87.3% 89.0% 70.2% 69.4% Southern California 86.5% 86.4% 80.9% 83.5% Apparel 79.0% 83.1% 83.7% 80.0% San Francisco 85.5% 83.6% 83.7% 87.9% Education 48.2% 49.9% 64.0% 63.5% Sacramento 87.0% 88.9% 86.2% 93.0% Entertainment 0.0% 0.0% 59.6% 50.1% Northern California 85.8% 84.2% 83.9% 88.4% Full Service Restaurants 89.6% 90.6% 62.7% 60.9% Seattle 89.4% 89.5% 80.5% 83.6% Fitness 32.7% 36.4% 38.2% 40.7% Portland 92.3% 91.9% 84.7% 87.4% Total 88.0% 87.5% 81.9% 84.9% Pacific Northwest 90.7% 90.5% 82.4% 85.3% Total 88.0% 87.5% 81.9% 84.9% (1) Data is to the best of ROIC’s knowledge as of July 27, 2020. ROIC expects this data to change going forward. - 19 -

Supplemental Disclosure Investor Information Quarter Ended June 30, 2020 Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Ashley Rubino Constance Adams NASDAQ: ROIC arubino@roireit.net ComputerShare 11250 El Camino Real, Suite 200 858.255.4913 constance.adams@computershare.com San Diego, CA 92130 Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. Barry Oxford 212.240.9871 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 - 20 -